UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 8, 2004

Safe Technologies International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17746	22-2824492
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2875 S. Ocean Blvd., Suite 104, Palm Beach, Florida 33480

(Address of Principal Executive Office) (Zip Code)

561-832-2700

(Registrant’s telephone number, including area code)

125 Worth Avenue, Suite 113, Palm Beach, FL 33480

(Former Name or Former Address, If Changed Since Last Report.)

Item 5.     Other Events and Regulation FD Disclosure.

The Company issued the attached Press Release on June 8, 2004.

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 8, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SAFE TECHNOLOGIES INTERNATIONAL, INC.

Date: June 8, 2004	By:	/s/ MICHAEL J. POSNER
Michael J. Posner President

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated June 8, 2004